Exhibit 99.1

Kopin Announces CFO Retirement and Transition

WESTBOROUGH, Mass. – May 29, 2025 - Kopin Corporation (NASDAQ: KOPN) a leading provider of application-specific optical systems and high-performance microdisplays for defense, training, enterprise, industrial, consumer and medical products, today announced the retirement of Rich Sneider. The company has begun a search for Sneider’s replacement, which will include consideration for both internal and external candidates.

Michael Murray, Chairman and CEO of Kopin, stated, “Rich has played a key role in Kopin’s evolution over his 25 years with the company. On behalf of Kopin’s Board of Directors and management team, we express our gratitude for Rich’s significant contributions to Kopin and wish him the very best in his retirement. During his time as CFO, Kopin has evolved from a company with exciting technologies and prospects to an organization focused on commercializing application specific optical solutions for a variety of different industries and end points.”

Mr. Sneider is expected to continue in his current role until such time as a successor is named and otherwise assist in the transition.

About Kopin

Kopin Corporation is a leading developer and provider of innovative display, and application-specific optical solutions sold as critical components and subassemblies for defense, enterprise, professional and consumer products. Kopin’s portfolio includes microdisplays, display modules, eyepiece assemblies, image projection modules, and vehicle mounted and head-mounted display systems that incorporate ultra-small high-resolution Active Matrix Liquid Crystal displays (AMLCD), Ferroelectric Liquid Crystal on Silicon (FLCoS) displays, MicroLED displays (µLED) and Organic Light Emitting Diode (OLED) displays, a variety of optics, and low-power ASICs. For more information, please visit Kopin’s website at www.kopin.com. Kopin is a trademark of Kopin Corporation.

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Forward Looking Statements

Statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the safe harbor created by such sections. Words such as “expects,” “believes,” “can,” “will,” “estimates,” and variations of such words and similar expressions, and the negatives thereof, are intended to identify such forward-looking statements. We caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and advise readers that these forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates, and assumptions by us that are difficult to predict. These forward-looking statements may include the Company’s search for a new CFO. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany the forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release, except as may otherwise be required by the federal securities laws. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in Part I, Item 1A. Risk Factors; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and other parts of our Annual Report on Form 10-K for the fiscal year ended December 28, 2024, as amended or as updated from time to time by our Securities and Exchange Commission filings.

Contact Information

For Investor Relations

Kopin Corporation

Richard Sneider, Treasurer and Chief Financial Officer

Richard_Sneider@kopin.com

508-870-5959

MZ Contact

Brian M. Prenoveau, CFA

MZ Group – MZ North America

KOPN@mzgroup.us

561-489-5315

Lightspeed PR Contact

Grace Halvorsen

Lightspeed PR/M

Kopin@lightspeedpr.com

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